UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2020

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware	32-0498321
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14201 Caliber Drive, Suite 300 Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip Code)
(405) 608-6007
(Registrant’s telephone number, including area code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TUSK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 8, 2020, Mammoth Energy Services, Inc., a Delaware corporation (the “Company”), received a letter from Mr. Jonathan H. Yellen announcing his resignation from the Company’s board of directors (the “Board”), effective immediately (the “Resignation Letter”). Prior to his resignation, Mr. Yellen was a member of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee.
The Resignation Letter was attached to an e-mail also received on May 8, 2020 (the “E-mail”) expressing Mr. Yellen’s views on the application of Accounting Standards Codification 450-20 to the Company’s outstanding receivable from the Puerto Rico Electric Power Authority (the “PREPA”).
On May 13, 2020, the Company received a letter from Mr. Yellen (the “May 13 Letter”) summarizing his reasons for resigning from the Board, specifically referencing concerns regarding corporate governance matters and the PREPA receivable matter discussed above. Copies of the Resignation Letter, the E-mail and the May 13 Letter are filed as exhibits to this Current Report on Form 8-K and the complete texts thereof are incorporated in this Item 5.02 by reference.
The Company disagrees with the comments made by Mr. Yellen in the May 13 Letter regarding the Board, its committees and their processes. Further, the Company rejects and disagrees with any suggestion by Mr. Yellen that may be contained in the E-mail or the May 13 Letter that the Company’s receivable from PREPA is not appropriately presented and disclosed in the Company’s financial statements. The Company’s position follows a full discussion and review of the matter by management and the Audit Committee. A description of the Company’s position on the receivable from PREPA, as well as the risk factors associated therewith, can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the first quarter ended March 31, 2020.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
	17.1	Resignation Letter from Jonathan H. Yellen, dated May 8, 2020.
	17.2	Email Correspondence from Jonathan H. Yellen, dated May 8, 2020.
	17.3	Letter dated May 13, 2020 from Jonathan H. Yellen to the Board of Directors of the Company.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	May 14, 2020	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary